File Number: 333-110037

                                                          Filed Pursuant to Rule
                                                        497(e) of the Securities
                                                                     Act of 1933




                                                                     May 1, 2009




                       Pioneer AMT-Free CA Municipal Fund
  Supplement to the May 1, 2009 Class A, Class B and Class C Shares Prospectus


The reorganization of Pioneer AMT-Free CA Municipal Fund into Pioneer AMT-Free Municipal Fund has been approved by each fund's board of trustees. The trustees determined that the reorganization is in the best interests of the shareholders of both funds. Each fund is managed by Pioneer Investment Management, Inc. The proposed reorganization is expected to qualify as a tax-free reorganization, which generally means that the reorganization will result in no income, gain or loss being recognized for federal income tax purposes by either fund or their shareholders as a direct result of the reorganization. The reorganization, which does not require shareholder approval, is subject to the satisfaction of certain conditions, and is expected to be completed on or about June 12, 2009.

As of April 1, 2009, Pioneer AMT-Free CA Municipal Fund will not accept purchase requests to establish new accounts in the fund. In addition, it is expected that Pioneer AMT-Free CA Municipal Fund will stop accepting requests to purchase additional shares one business day prior to the reorganization.




                                                                  823128-00-0509
                                         (C)2009 Pioneer Funds Distributor, Inc.
                                            Underwriter of Pioneer mutual funds,
                                                                     Member SIPC